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                               FIRST AMENDMENT TO
                          REGISTRATION RIGHTS AGREEMENT


                  THIS FIRST AMENDMENT TO THE REGISTRATION RIGHTS AGREEMENT, dated as of June 1, 2000 (this "AMENDMENT"), amends that certain Registration Rights Agreement, dated as of May 21, 1997 (the "AGREEMENT"), by and between WESTFIELD AMERICA, INC., a Missouri corporation (the "Company"), and WESTFIELD HOLDINGS LIMITED, a Australian public corporation ("WESTFIELD HOLDINGS").

                  WHEREAS, pursuant to that certain Contribution Agreement, dated as of June 1, 2000, by and among Westfield America Limited Partnership ("WALP"), Westland Management, Inc. ("WMI") and Westfield Partners, Inc. ("WPI"), whereby WMI and WPI will each contribute its membership interest in Westfield Garden State LLC to WALP in exchange for Series F Partnership Preferred Units of WALP;

                  WHEREAS, WMI and WPI are indirectly wholly-owned subsidiaries of Westfield Holdings;

                  WHEREAS, the Company is the managing general partner of WALP;

                  WHEREAS, pursuant to the Agreement, Westfield Holdings and each of its subsidiaries are entitled to registration rights with respect to the Registrable Securities; and

                  WHEREAS, the Company and Westfield Holdings desire to enter into this Amendment.

                  NOW, THEREFORE, in consideration of the foregoing and the covenants of the parties as set forth herein and for other good and valuable consideration, the receipt and suffiency of which are hereby acknowledged, the Company and WHL hereby agree as follows:

                  1. DEFINITIONS; REFERENCES. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof," "hereunder," "herein," and "hereby" and each other similar reference and each



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reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended by this Amendment.

                  2. AMENDMENT TO SECTION 1. The definition of "Registrable Securities" shall be amended to add the following sentence as the second sentence:

         "Registrable Securities shall not include any Series F Partnership Preferred Units or shares of Series F Cumulative Redeemable Preferred Stock or the securities into which such partnership units or preferred stock may be converted."

                  3. COUNTERPARTS. This Amendment may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. Each party shall become bound by this Amendment immediately upon affixing its signature thereto.

                  4. EFFECT AND INTERPRETATION. This Amendment shall be governed by and construed in conformity with the laws of the State of New York, including, without limitation, Section(s) 5-1401 and 5-1402 of the New York General Obligations Law and New York Civil Practice Laws and Rule 327(b).

                  5. OTHER. Except as specifically amended hereby, the terms, covenants, provisions and conditions of the Agreement shall remain unmodified and continue in full force and effect and, except as amended hereby, all of the terms, covenants, provisions and conditions of the Agreement are hereby ratified and confirmed in all respects.


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                  IN WITNESS WHEREOF, the Company and WHL have executed this
Amendment as of the date first above written.


                                            WESTFIELD AMERICA, INC.,
                                            a Missouri corporation



                                            By:     /s/ Irv Hepner
                                               -------------------------------
                                                  Name:  Irv Hepner
                                                  Title:  Secretary


                                            WESTFIELD HOLDINGS LIMITED,
                                            an Australian public corporation



                                            By:     /s/ Stephen Johns
                                               -------------------------------
                                                  Name: Stephen Johns
                                                  Title: Director


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